Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

October 27, 2011

News Media & Financial Analyst Contact:
Alan J. Bedner, EVP
Chief Financial Officer
(908) 713-4308

Unity Bancorp Reports Third Quarter and Nine Month Earnings

    Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $700 thousand, or $0.09 per diluted share, for the quarter ended September 30, 2011, compared to net income available to common shareholders of $341 thousand, or $0.05 per diluted share for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.54% and 5.27%, respectively, compared to 0.34% and 2.66% for the same period a year ago.

    For the nine months ended September 30, 2011, Unity reported net income available to common shareholders of $786 thousand or $0.10 per diluted share compared to net income available to common shareholders of $1.0 million, or $0.14 per diluted share for the same period a year ago.  Return on average assets and average common equity for the nine month periods were 0.32% and 2.04%, respectively, compared to 0.33% and 2.72% for the same period a year ago.

    James A. Hughes, President and CEO, stated, “We continue to have success in reducing our nonperforming assets.  Nonperforming assets were down 27% from this time last year and 13% from June 30, 2012, and we are confident this trend will continue.  The Company continues to have a healthy margin and we have been successful at keeping our expenses under control.  We have commenced construction of our Washington township branch and we anticipate opening for business during the first quarter of 2012.”

Net Interest Income

    Net interest income decreased $59 thousand to $7.4 million for the three months ended September 30, 2011. Factors affecting net interest income for the quarterly periods included:

•	The yield on earning assets fell 9 basis points to 5.21% for the quarter ended September 30, 2011 compared to the same period a year ago.

•	The cost of interest-bearing liabilities decreased 27 basis points for the quarter to 1.62% for 2011.

•	Average interest earning assets fell $42.4 million during the three month periods.

•	Net interest margin expanded 19 basis points to 3.85% for the quarter ended September 30, 2011.

    Net interest income increased $161 thousand to $22.3 million for the nine months ended September 30, 2011.  Factors affecting net interest income for the year-to-date periods included:

•	For the nine month period, the yield on earning assets fell 7 basis points to 5.28%.

•	The cost of interest-bearing liabilities decreased 38 basis points year-to-date to 1.66%.

•	Average interest earning assets fell $56.7 million during the nine month periods.

•	Net interest margin expanded 30 basis points to 3.88% for the nine months ended September 30, 2011.

Noninterest Income

    For the three months ended September 30, 2011, noninterest income amounted to $1.7 million, an increase of $194 thousand from the prior year period.  Noninterest income was affected by the following factors:

•
Branch fee income, which consists of deposit service charges and overdraft fees, increased 4.2 percent compared to the prior year’s quarter, as increased overdraft activity offset reduced deposit account service charges.

•	Service and loan fee income decreased $38 thousand compared to the prior year’s period due to lower servicing fee income, partially offset by higher levels of payoff and other processing related fees.

•	Gains on sales of SBA loans amounted to $338 thousand on $5.1 million in sales, compared to $269 thousand on $2.5 million in sales the prior period.

•
Gains on the sales of residential mortgage loans amounted to $250 thousand, compared to $247 thousand from the prior year period.  During the quarter, Unity retained $6.3 million of the $22.6 million in mortgage loans originated.

•	Gains on the sales of investment securities amounted to $266 thousand, compared to gains of $35 thousand in the prior quarter.

    For the nine months ended September 30, 2011, noninterest income amounted to $4.4 million, an increase of $816 thousand from the prior year period.  Noninterest income was affected by the following factors:

•	Branch fee income was flat at $1.1 million, as reduced deposit service charge levels were offset by increased overdraft and uncollected fees.

•	Service and loan fee income increased $135 thousand compared to the prior year period due to higher levels of payoff and other processing related fees, partially offset by lower servicing income.

•	Gains on sales of SBA loans amounted to $848 thousand on $11.1 million in sales, compared to $416 thousand on $3.8 million in sales the prior period.

•
Gains on the sales of residential mortgages were $506 thousand, flat from the prior period.  During the first nine months of 2011, Unity retained $18.9 million of the $49.3 million in mortgage loans originated.

•	Gains on the sales of investment securities amounted to $353 thousand, compared to $42 thousand in the prior year period.

Noninterest Expense

    For the three months ended September 30, 2011, noninterest expenses were $6.1 million, a decrease of $303 thousand or 4.7% from the same period a year ago. This decrease was due primarily to FDIC deposit insurance savings.  Deposit insurance expense decreased $273 thousand to $60 thousand during the quarter.  Effective April 1, 2011, the FDIC modified its assessment calculation method from a deposits-based method to an assets-based method.  This resulted in a significantly lower assessment.  Other factors which affected noninterest expense include:

•
Compensation and benefits expense decreased $16 thousand or 0.5%, due to lower payroll expenses, as our full-time equivalent employee figure declined to 168, partially offset by higher employee medical benefits costs and residential mortgage commissions.

•	Processing and communications expenses increased $20 thousand or 3.8%, due to nonrecurring charges related to the upgrade of our ATM network.

•	Furniture and equipment expense decreased $56 thousand or 12.7%, due to reduced depreciation expenses as a result of lower capital expenditures.

•	Professional services costs declined $23 thousand or 10.0%, due to lower loan review and legal costs, partially offset by increased consultant, accountant and tax expenses.

•	Loan collection costs fell $37 thousand or 13.6%, due to lower loan legal and collection related expenses.

•	Advertising expense increased $57 thousand, due to heightened promotions related to the Company’s 20th Anniversary promotions and other increased marketing efforts.

    For the nine months ended September 30, 2011, noninterest expenses were $18.5 million, an increase of $123 thousand or 0.7% from the same period a year ago.   This includes $215 thousand in residual lease obligations and fixed asset disposal expenses realized during the second quarter of 2011 from our decision to close two underperforming branches.  It also includes the impact of the FDIC assessment methodology change as noted above.  Other factors that affected noninterest expense over the nine month period include:

•
Compensation and benefits expense amounted to $8.9 million, an increase of $100 thousand or 1.1%, due to higher employee medical benefits costs and increased residential mortgage commissions, partially offset by lower payroll and other sales related commission expenses.

•	Occupancy expense increased $251 thousand, or 13.1%, due to branch closure related expenses and snow removal expenses.

•
Furniture and equipments expense decreased $133 thousand or 10.1%, due to reduced depreciation expenses as a result of lower capital expenditures and equipment lease expenses, partially offset by branch closure related expenses.

•	Professional services costs declined $58 thousand or 8.8%, due to lower audit and legal costs, partially offset by increased loan review, accountant and tax expenses.

•	Loan collection costs fell $38 thousand or 5.4%, due to lower loan legal and collection related expenses.

•	OREO expense increased $267 thousand, due to increased real estate carrying costs and valuation adjustments.

•	Deposit insurance expense decreased $322 thousand due to the modified assessment calculation method as discussed above.

Financial Condition

    At September 30, 2011, total assets were $820.7 million, a 0.3% increase from the prior year-end.

•
Total loans decreased $12.3 million, or 2.0%, from $615.9 million at December 31, 2010 to $603.6 million at September 30, 2011. The decrease occurred across the following loan categories with SBA 7(a), SBA 504 and consumer loans decreasing 12.2%, 13.6%, and 7.9%, respectively.  Commercial loans increased 1.0% while residential mortgage loans increased 6.7%.   Loan demand continues to be sluggish due to the weak economy.

•	Total securities decreased $27.5 million since December 31, 2010, due to sales to take advantage of the interest rate environment and prepayments.

•
Core deposits, excluding time deposits, increased $16.9 million during the nine month period to $491.1 million.  The increase was due primarily to a $19.2 million increase in savings deposits and a $2.4 million increase in noninterest-bearing demand deposits, offset by a $4.7 million decrease in interest-bearing demand deposits.  Time deposits decreased $17.5 million for the nine months ended September 30, 2011 due to planned run off of a maturing high rate promotion that was completed late in 2008 to bolster liquidity.

•	Shareholders’ equity was $73.1 million at September 30, 2011, an increase of $3.1 million from year-end 2010, primarily due to the increase in other comprehensive income and net income.

•	Book value per common share was $7.25 as of September 30, 2011.

•	At September 30, 2011 the leverage, Tier I and Total Risk Based Capital ratios were 10.69%, 13.88% and 15.14%, respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $24.2 million at September 30, 2011, or 3.98% of total loans and OREO, compared to $33.1 million or 5.21% of total loans and OREO a year ago.

•
The SBA, SBA 504, commercial, residential mortgage and consumer nonaccrual loans were $6.8 million, $3.8 million, $5.7 million, $4.1 million and $282 thousand, respectively.  The majority of nonaccrual loans are secured by real estate.

•	OREO assets totaled $3.6 million at September 30, 2011, a decrease of $2.2 million, compared to $5.8 million a year ago.

•
The allowance for loan losses totaled $16.4 million at September 30, 2011, or 2.72% of total loans. The provision for loan losses for the quarter ended September 30, 2011 was $1.4 million compared to $1.5 million for the prior year’s quarter.  The provision for loan losses for the nine months ended September 30, 2011 was $5.7 million compared to $4.5 million for the prior year’s period.

•
Net charge-offs were $971 thousand for the three months ended September 30, 2011, compared to $1.3 million for the same period a year ago.  Net charge-offs were $3.6 million for the nine months ended September 30, 2011, compared to $4.2 million for the same period a year ago.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $821 million in assets and $654 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 14 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
September 30, 2011

				September 30, 2011 vs.
				June 30, 2011	September 30, 2010
Amounts in thousands, except percentages and per share amounts	September 30, 2011	June 30, 2011	September 30, 2010%		%

BALANCE SHEET DATA:
Total assets	$820,652	$806,163	$846,385	1.8%	-3.0%
Total deposits	654,171	641,167	670,158	2.0%	-2.4%
Total loans	603,633	615,105	629,516	-1.9%	-4.1%
Total securities	100,752	115,188	134,820	-12.5%	-25.3%
Total shareholders' equity	73,136	72,207	70,730	1.3%	3.4%
Allowance for loan losses	(16,447)	(16,018)	(14,163)	2.7%	16.1%

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$1,506	$921	$968	63.5%	55.6%
Provision for income taxes	420	277	242	51.6%	73.6%
Net income	1,086	644	726	68.6%	49.6%
Preferred stock dividends & discount accretion	386	395	385	-2.3%	0.3%
Income available to common shareholders	$700	$249	$341	181.1%	105.3%

Net income per common share - Basic (1)	$0.09	$0.03	$0.05	200.0%	80.0%
Net income per common share - Diluted (1)	$0.09	$0.03	$0.05	200.0%	80.0%

Return on average assets	0.54%	0.32%	0.34%	68.8%	58.8%
Return on average equity (2)	5.27%	1.95%	2.66%	170.3%	98.1%
Efficiency ratio	69.80%	69.74%	72.47%	0.1%	-3.7%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$2,498		$2,794		-10.6%
Provision for income taxes	548		639		-14.2%
Net income	1,950		2,155		-9.5%
Preferred stock dividends & discount accretion	1,164		1,136		2.5%
Income available to common shareholders	$786		$1,019		-22.9%

Net income per common share - Basic (1)	$0.11		$0.14		-24.3%
Net income per common share - Diluted (1)	$0.10		$0.14		-25.9%

Return on average assets	0.32%		0.33%		-3.0%
Return on average equity (2)	2.04%		2.72%		-25.0%
Efficiency ratio	70.36%		71.72%		-1.9%

SHARE INFORMATION:
Market price per share	$6.65	$6.79	$5.25	-2.1%	26.7%
Dividends paid	$-	$-	$-	0.0%	0.0%
Book value per common share	$7.25	$7.14	$7.19	1.5%	0.8%
Average diluted shares outstanding (QTD)	7,781	7,710	7,467	0.9%	4.2%

CAPITAL RATIOS:
Total equity to total assets	8.91%	8.96%	8.36%	-0.5%	6.6%
Leverage ratio	10.69%	10.41%	9.83%	2.8%	8.8%
Tier 1 risk-based capital ratio	13.88%	13.41%	12.67%	3.2%	9.3%
Total risk-based capital ratio	15.14%	14.68%	13.93%	2.9%	8.5%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$24,153	$27,821	$33,077	-13.2%	-27.0%
QTD net chargeoffs (annualized) to QTD average loans	0.63%	0.66%	0.80%	-4.5%	-21.3%
Allowance for loan losses to total loans	2.72%	2.60%	2.25%	4.6%	20.9%
Nonperforming assets to total loans and OREO	3.98%	4.50%	5.21%	-11.6%	-23.6%
Nonperforming assets to total assets	2.94%	3.45%	3.91%	-14.8%	-24.8%

(1) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
September 30, 2011

				September 30, 2011 vs.
				June 30, 2011	September 30, 2010
Amounts in thousands, except percentages	September 30, 2011	June 30, 2011	September 30, 2010%		%

ASSETS
Cash and due from banks	$15,965	$12,915	$16,928	23.6%	-5.7%
Federal funds sold and interest-bearing deposits	74,125	33,367	30,379	122.2%	144.0%
Cash and cash equivalents	90,090	46,282	47,307	94.7%	90.4%

Securities available for sale	88,083	101,872	111,777	-13.5%	-21.2%
Securities held to maturity	12,669	13,316	23,043	-4.9%	-45.0%
Total securities	100,752	115,188	134,820	-12.5%	-25.3%

SBA loans held for sale	9,284	13,753	19,021	-32.5%	-51.2%
SBA loans held to maturity	66,363	71,429	72,197	-7.1%	-8.1%
SBA 504 loans	55,520	55,810	65,075	-0.5%	-14.7%
Commercial loans	284,046	287,785	284,875	-1.3%	-0.3%
Residential mortgage loans	136,942	134,782	131,479	1.6%	4.2%
Consumer loans	51,478	51,546	56,869	-0.1%	-9.5%
Total loans	603,633	615,105	629,516	-1.9%	-4.1%
Allowance for loan losses	(16,447)	(16,018)	(14,163)	2.7%	16.1%
Net loans	587,186	599,087	615,353	-2.0%	-4.6%

Premises and equipment, net	10,648	10,650	11,137	0.0%	-4.4%
Bank owned life insurance (BOLI)	9,033	8,959	8,732	0.8%	3.4%
Deferred tax assets	6,889	6,756	7,168	2.0%	-3.9%
Federal Home Loan Bank stock	4,088	4,088	4,656	0.0%	-12.2%
Accrued interest receivable	3,519	3,692	3,750	-4.7%	-6.2%
Other real estate owned (OREO)	3,555	2,722	5,773	30.6%	-38.4%
Prepaid FDIC insurance	2,653	2,720	3,545	-2.5%	-25.2%
Goodwill and other intangibles	1,533	1,537	1,548	-0.3%	-1.0%
Other assets	706	4,482	2,596	-84.2%	-72.8%

Total assets	$820,652	$806,163	$846,385	1.8%	-3.0%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing demand deposits	$93,706	$94,547	$87,837	-0.9%	6.7%
Interest-bearing demand deposits	100,807	93,730	100,350	7.6%	0.5%
Savings deposits	296,571	285,651	292,372	3.8%	1.4%
Time deposits, under $100,000	105,840	106,880	124,851	-1.0%	-15.2%
Time deposits, $100,000 and over	57,247	60,359	64,748	-5.2%	-11.6%
Total deposits	654,171	641,167	670,158	2.0%	-2.4%

Borrowed funds	75,000	75,000	86,044	0.0%	-12.8%
Subordinated debentures	15,465	15,465	15,465	0.0%	0.0%
Accrued interest payable	533	570	618	-6.5%	-13.8%
Accrued expenses and other liabilities	2,347	1,754	3,370	33.8%	-30.4%
Total liabilities	747,516	733,956	775,655	1.8%	-3.6%

Cumulative perpetual preferred stock	19,409	19,278	18,894	0.7%	2.7%
Common stock	53,663	53,590	55,798	0.1%	-3.8%
Retained earnings (deficit)	(1,056)	(1,757)	(473)	39.9%	-123.3%
Treasury stock, at cost	-	-	(4,169)	0.00%	100.0%
Accumulated other comprehensive income (loss)	1,120	1,096	680	2.2%	64.7%
Total shareholders' equity	73,136	72,207	70,730	1.3%	3.4%

Total liabilities and shareholders' equity	$820,652	$806,163	$846,385	1.8%	-3.0%

Issued common shares	7,413	7,412	7,632
Outstanding common shares	7,413	7,412	7,207
Treasury shares	-	-	425

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2011

				September 30, 2011 vs.
	For the Three Months Ended			June 30, 2011		September 30, 2010
Amounts in thousands, except percentages and per share amounts	September 30, 2011	June 30, 2011	September 30, 2010	$	%	$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$6	$9	$21	$(3)	-33.3%	$(15)	-71.4%
Federal Home Loan Bank stock	46	35	65	11	31.4%	(19)	-29.2%

Securities available for sale	804	891	1,071	(87)	-9.8%	(267)	-24.9%
Securities held to maturity	157	180	270	(23)	-12.8%	(113)	-41.9%
Total securities	961	1,071	1,341	(110)	-10.3%	(380)	-28.3%

SBA loans	1,243	1,191	1,225	52	4.4%	18	1.5%
SBA 504 loans	838	834	1,093	4	0.5%	(255)	-23.3%
Commercial loans	4,417	4,581	4,454	(164)	-3.6%	(37)	-0.8%
Residential mortgage loans	1,825	1,846	1,808	(21)	-1.1%	17	0.9%
Consumer loans	616	629	719	(13)	-2.1%	(103)	-14.3%
Total loans	8,939	9,081	9,299	(142)	-1.6%	(360)	-3.9%
Total interest income	9,952	10,196	10,726	(244)	-2.4%	(774)	-7.2%

INTEREST EXPENSE
Interest-bearing demand deposits	137	143	148	(6)	-4.2%	(11)	-7.4%
Savings deposits	536	584	639	(48)	-8.2%	(103)	-16.1%
Time deposits	979	1,045	1,450	(66)	-6.3%	(471)	-32.5%
Borrowed funds and subordinated debentures	947	953	1,077	(6)	-0.6%	(130)	-12.1%
Total interest expense	2,599	2,725	3,314	(126)	-4.6%	(715)	-21.6%

Net interest income	7,353	7,471	7,412	(118)	-1.6%	(59)	-0.8%
Provision for loan losses	1,400	1,750	1,500	(350)	-20.0%	(100)	-6.7%
Net interest income after provision for loan losses	5,953	5,721	5,912	232	4.1%	41	0.7%

NONINTEREST INCOME
Branch fee income	374	337	359	37	11.0%	15	4.2%
Service and loan fee income	213	384	251	(171)	-44.5%	(38)	-15.1%
Gain on sale of SBA loans held for sale, net	338	399	269	(61)	-15.3%	69	25.7%
Gain on sale of mortgage loans	250	87	247	163	187.4%	3	1.2%
Bank owned life insurance (BOLI)	74	74	79	-	0.0%	(5)	-6.3%
Net security gains	266	(39)	35	305	-782.1%	231	660.0%
Other income	139	205	220	(66)	-32.2%	(81)	-36.8%
Total noninterest income	1,654	1,447	1,460	207	14.3%	194	13.3%

NONINTEREST EXPENSE
Compensation and benefits	2,944	2,880	2,960	64	2.2%	(16)	-0.5%
Occupancy	615	827	624	(212)	-25.6%	(9)	-1.4%
Processing and communications	549	537	529	12	2.2%	20	3.8%
Furniture and equipment	384	410	440	(26)	-6.3%	(56)	-12.7%
Professional services	206	192	229	14	7.3%	(23)	-10.0%
Loan collection costs	235	201	272	34	16.9%	(37)	-13.6%
OREO expense	491	223	482	268	120.2%	9	1.9%
Deposit insurance	60	282	333	(222)	-78.7%	(273)	-82.0%
Advertising	187	205	130	(18)	-8.8%	57	43.8%
Other expenses	430	490	405	(60)	-12.2%	25	6.2%
Total noninterest expense	6,101	6,247	6,404	(146)	-2.3%	(303)	-4.7%

Income before provision for income taxes	1,506	921	968	585	63.5%	538	55.6%
Provision for income taxes	420	277	242	143	51.6%	178	73.6%
Net income	1,086	644	726	442	68.6%	360	49.6%
Preferred stock dividends & discount accretion	386	395	385	(9)	-2.3%	1	0.3%
Income available to common shareholders	$700	$249	$341	$451	181.1%	$359	105.3%

Effective tax rate	27.9%	30.1%	25.0%

Net income per common share - Basic	$0.09	$0.03	$0.05
Net income per common share - Diluted	$0.09	$0.03	$0.05

Weighted average common shares outstanding - Basic	7,413	7,271	7,176
Weighted average common shares outstanding - Diluted	7,781	7,710	7,467

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2011

	Current YTD	Prior YTD	Current YTD VS. Prior YTD
Amounts in thousands, except percentages and per share amounts	September 30, 2011	September 30, 2010	$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$26	$76	$(50)	-65.8%
Federal Home Loan Bank stock	147	148	(1)	-0.7%

Securities available for sale	2,558	3,405	(847)	-24.9%
Securities held to maturity	625	858	(233)	-27.2%
Total securities	3,183	4,263	(1,080)	-25.3%

SBA loans	3,671	3,977	(306)	-7.7%
SBA 504 loans	2,626	3,270	(644)	-19.7%
Commercial loans	13,304	13,546	(242)	-1.8%
Residential mortgage loans	5,502	5,729	(227)	-4.0%
Consumer loans	1,931	2,174	(243)	-11.2%
Total loans	27,034	28,696	(1,662)	-5.8%
Total interest income	30,390	33,183	(2,793)	-8.4%

INTEREST EXPENSE
Interest-bearing demand deposits	420	593	(173)	-29.2%
Savings deposits	1,701	2,268	(567)	-25.0%
Time deposits	3,119	4,952	(1,833)	-37.0%
Borrowed funds and subordinated debentures	2,851	3,232	(381)	-11.8%
Total interest expense	8,091	11,045	(2,954)	-26.7%

Net interest income	22,299	22,138	161	0.7%
Provision for loan losses	5,650	4,500	1,150	25.6%
Net interest income after provision for loan losses	16,649	17,638	(989)	-5.6%

NONINTEREST INCOME
Branch fee income	1,054	1,051	3	0.3%
Service and loan fee income	840	705	135	19.1%
Gain on sale of SBA loans held for sale, net	848	416	432	103.8%
Gain on sale of mortgage loans	506	504	2	0.4%
Bank owned life insurance (BOLI)	221	230	(9)	-3.9%
Net security gains	353	42	311	740.5%
Other income	534	592	(58)	-9.8%
Total noninterest income	4,356	3,540	816	23.1%

NONINTEREST EXPENSE
Compensation and benefits	8,881	8,781	100	1.1%
Occupancy	2,161	1,910	251	13.1%
Processing and communications	1,593	1,609	(16)	-1.0%
Furniture and equipment	1,178	1,311	(133)	-10.1%
Professional services	599	657	(58)	-8.8%
Loan collection costs	660	698	(38)	-5.4%
OREO expense	936	669	267	39.9%
Deposit insurance	661	983	(322)	-32.8%
Advertising	510	478	32	6.7%
Other expenses	1,328	1,288	40	3.1%
Total noninterest expense	18,507	18,384	123	0.7%

Income before provision for income taxes	2,498	2,794	(296)	-10.6%
Provision for income taxes	548	639	(91)	-14.2%
Net income	1,950	2,155	(205)	-9.5%
Preferred stock dividends & discount accretion	1,164	1,136	28	2.5%
Income available to common shareholders	$786	$1,019	$(233)	-22.9%

Effective tax rate	21.9%	22.9%

Net income per common share - Basic	$0.11	$0.14
Net income per common share - Diluted	$0.10	$0.14

Weighted average common shares outstanding - Basic	7,301	7,161
Weighted average common shares outstanding - Diluted	7,719	7,417

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2011

	For the Three Months Ended
	September 30, 2011			June 30, 2011
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$41,735	$6	0.06%	$40,499	$9	0.09%
Federal Home Loan Bank stock	4,088	46	4.46%	4,097	35	3.43%

Securities available for sale	93,603	852	3.64%	103,750	939	3.62%
Securities held to maturity	13,043	162	4.97%	14,841	185	4.99%
Total securities (A)	106,646	1,014	3.80%	118,591	1,124	3.79%

SBA loans	82,764	1,243	6.01%	85,678	1,191	5.56%
SBA 504 loans	55,814	838	5.96%	58,999	834	5.67%
Commercial loans	286,634	4,417	6.11%	284,503	4,581	6.46%
Residential mortgage loans	135,519	1,825	5.39%	132,386	1,846	5.58%
Consumer loans	50,838	616	4.81%	52,316	629	4.82%
Total loans (B)	611,569	8,939	5.82%	613,882	9,081	5.93%

Total interest-earning assets	$764,038	$10,005	5.21%	$777,069	$10,249	5.28%

Noninterest-earning assets:
Cash and due from banks	15,453			16,243
Allowance for loan losses	(16,812)			(16,050)
Other assets	41,739			39,903
Total noninterest-earning assets	40,380			40,096

Total assets	$804,418			$817,165

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$98,942	$137	0.55%	$104,149	$143	0.55%
Savings deposits	281,591	536	0.76%	286,738	584	0.82%
Time deposits	163,676	979	2.37%	168,448	1,045	2.49%
Total interest-bearing deposits	544,209	1,652	1.20%	559,335	1,772	1.27%
Borrowed funds and subordinated debentures	90,465	947	4.10%	90,465	953	4.17%

Total interest-bearing liabilities	$634,674	$2,599	1.62%	$649,800	$2,725	1.67%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	94,811			92,090
Other liabilities	2,922			4,760
Total noninterest-bearing liabilities	97,733			96,850

Total shareholders' equity	72,011			70,515

Total liabilities and shareholders' equity	$804,418			$817,165

Net interest spread		$7,406	3.59%		$7,524	3.61%
Tax-equivalent basis adjustment		(53)			(53)
Net interest income		$7,353			$7,471
Net interest margin			3.85%			3.88%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2011

	For the Three Months Ended
	September 30, 2011			September 30, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$41,735	$6	0.06%	$30,939	$21	0.27%
Federal Home Loan Bank stock	4,088	46	4.46%	4,656	65	5.54%

Securities available for sale	93,603	852	3.64%	115,876	1,085	3.75%
Securities held to maturity	13,043	162	4.97%	22,148	275	4.97%
Total securities (A)	106,646	1,014	3.80%	138,024	1,360	3.94%

SBA loans	82,764	1,243	6.01%	94,723	1,225	5.17%
SBA 504 loans	55,814	838	5.96%	65,506	1,093	6.62%
Commercial loans	286,634	4,417	6.11%	283,267	4,454	6.24%
Residential mortgage loans	135,519	1,825	5.39%	132,031	1,808	5.48%
Consumer loans	50,838	616	4.81%	57,315	719	4.98%
Total loans (B)	611,569	8,939	5.82%	632,842	9,299	5.85%

Total interest-earning assets	$764,038	$10,005	5.21%	$806,461	$10,745	5.30%

Noninterest-earning assets:
Cash and due from banks	15,453			20,469
Allowance for loan losses	(16,812)			(14,725)
Other assets	41,739			41,374
Total noninterest-earning assets	40,380			47,118

Total assets	$804,418			$853,579

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$98,942	$137	0.55%	$95,348	$148	0.62%
Savings deposits	281,591	536	0.76%	290,017	639	0.87%
Time deposits	163,676	979	2.37%	203,346	1,450	2.83%
Total interest-bearing deposits	544,209	1,652	1.20%	588,711	2,237	1.51%
Borrowed funds and subordinated debentures	90,465	947	4.10%	103,296	1,077	4.08%

Total interest-bearing liabilities	$634,674	$2,599	1.62%	$692,007	$3,314	1.89%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	94,811			87,644
Other liabilities	2,922			4,115
Total noninterest-bearing liabilities	97,733			91,759

Total shareholders' equity	72,011			69,813

Total liabilities and shareholders' equity	$804,418			$853,579

Net interest spread		$7,406	3.59%		$7,431	3.41%
Tax-equivalent basis adjustment		(53)			(19)
Net interest income		$7,353			$7,412
Net interest margin			3.85%			3.66%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
September 30, 2011

	For the Nine Months Ended
	September 30, 2011			September 30, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$38,526	$26	0.09%	$35,037	$76	0.29%
Federal Home Loan Bank stock	4,130	147	4.76%	4,663	148	4.24%

Securities available for sale	100,752	2,701	3.57%	122,445	3,446	3.75%
Securities held to maturity	15,776	640	5.41%	24,238	885	4.87%
Total securities (A)	116,528	3,341	3.82%	146,683	4,331	3.94%

SBA loans	84,757	3,671	5.77%	97,013	3,977	5.47%
SBA 504 loans	58,914	2,626	5.96%	67,405	3,270	6.49%
Commercial loans	284,595	13,304	6.25%	286,978	13,546	6.31%
Residential mortgage loans	132,901	5,502	5.52%	133,331	5,729	5.73%
Consumer loans	52,653	1,931	4.90%	58,595	2,174	4.96%
Total loans (B)	613,820	27,034	5.88%	643,322	28,696	5.96%

Total interest-earning assets	$773,004	$30,548	5.28%	$829,705	$33,251	5.35%

Noninterest-earning assets:
Cash and due from banks	16,478			21,458
Allowance for loan losses	(15,978)			(14,662)
Other assets	40,477			41,521
Total noninterest-earning assets	40,977			48,317

Total assets	$813,981			$878,022

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$102,197	$420	0.55%	$99,323	$593	0.80%
Savings deposits	286,014	1,701	0.80%	290,606	2,268	1.04%
Time deposits	168,874	3,119	2.47%	227,438	4,952	2.91%
Total interest-bearing deposits	557,085	5,240	1.26%	617,367	7,813	1.69%
Borrowed funds and subordinated debentures	90,465	2,851	4.16%	101,911	3,232	4.18%

Total interest-bearing liabilities	$647,550	$8,091	1.66%	$719,278	$11,045	2.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	91,922			85,876
Other liabilities	3,736			4,166
Total noninterest-bearing liabilities	95,658			90,042

Total shareholders' equity	70,773			68,702

Total liabilities and shareholders' equity	$813,981			$878,022

Net interest spread		$22,457	3.62%		$22,206	3.31%
Tax-equivalent basis adjustment		(158)			(68)
Net interest income		$22,299			$22,138
Net interest margin			3.88%			3.58%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
September 30, 2011

Amounts in thousands, except percentages	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$16,018	$15,275	$14,364	$14,163	$13,946
Provision for loan losses charged to expense	1,400	1,750	2,500	2,750	1,500
	17,418	17,025	16,864	16,913	15,446
Less: Chargeoffs
SBA loans	310	592	711	445	389
SBA 504 loans	325	125	300	798	-
Commercial loans	450	521	548	1,115	989
Residential mortgage loans	-	-	142	190	95
Consumer loans	-	131	-	234	9
Total chargeoffs	1,085	1,369	1,701	2,782	1,482
Add: Recoveries
SBA loans	106	71	8	128	17
SBA 504 loans	5	77	-	-	-
Commercial loans	3	214	98	105	178
Residential mortgage loans	-	-	4	-	-
Consumer loans	-	-	2	-	4
Total recoveries	114	362	112	233	199
Net chargeoffs	971	1,007	1,589	2,549	1,283
Balance, end of period	$16,447	$16,018	$15,275	$14,364	$14,163

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$20,598	$25,099	$23,923	$21,662	$27,304
Other real estate owned (OREO)	3,555	2,722	2,602	2,346	5,773
Nonperforming assets	24,153	27,821	26,525	24,008	33,077
Less: Amount guaranteed by Small Business Administration	1,339	2,857	3,355	2,706	2,094
Net nonperforming assets	$22,814	$24,964	$23,170	$21,302	$30,983

Loans 90 days past due & still accruing	$2,191	$2,858	$4,248	$374	$2,467

(1) Nonperforming TDRs included above	$3,817	$3,065	$2,917	$-	$-

Allowance for loan losses to:
Total loans at quarter end	2.72%	2.60%	2.49%	2.33%	2.25%
Nonperforming loans	79.85%	63.82%	63.85%	66.31%	51.87%
Nonperforming assets	68.10%	57.58%	57.59%	59.83%	42.82%
Net nonperforming assets	72.09%	64.16%	65.93%	67.43%	45.71%

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.98%	2.44%	3.32%	1.39%	1.56%
SBA 504 loans	2.27%	0.33%	1.96%	4.88%	0.00%
Commercial loans	0.62%	0.43%	0.65%	1.42%	1.14%
Residential mortgage loans	0.00%	0.00%	0.43%	0.58%	0.29%
Consumer loans	0.00%	1.00%	-0.01%	1.63%	0.03%
Total loans	0.63%	0.66%	1.05%	1.62%	0.80%

Nonperforming loans to total loans inclusive of TDRs	3.41%	4.08%	3.89%	3.52%	4.34%
Nonperforming loans to total loans exclusive of TDRs	2.78%	3.58%	3.42%	3.52%	4.34%
Nonperforming assets to total loans and OREO	3.98%	4.50%	4.30%	3.88%	5.21%
Nonperforming assets to total assets	2.94%	3.45%	3.23%	2.93%	3.91%

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
September 30, 2011

Amounts in thousands, except percentages and per share amounts	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

SUMMARY OF INCOME:
Total interest income	$9,952	$10,196	$10,242	$10,850	$10,726
Total interest expense	2,599	2,725	2,767	2,990	3,314
Net interest income	7,353	7,471	7,475	7,860	7,412
Provision for loan losses	1,400	1,750	2,500	2,750	1,500
Net interest income after provision for loan losses	5,953	5,721	4,975	5,110	5,912
Total noninterest income	1,654	1,447	1,255	1,528	1,460
Total noninterest expense	6,101	6,247	6,158	6,602	6,404
Income before provision for income taxes	1,506	921	72	36	968
Provision (benefit) for income taxes	420	277	(148)	(50)	242
Net income	1,086	644	220	86	726
Preferred stock dividends & discount accretion	386	395	384	385	385
Income available (loss attributable) to common shareholders	$700	$249	$(164)	$(299)	$341

Net income (loss) per common share - Basic	$0.09	$0.03	$(0.02)	$(0.04)	$0.05
Net income (loss) per common share - Diluted	$0.09	$0.03	$(0.02)	$(0.04)	$0.05

COMMON SHARE DATA:
Market price per share	$6.65	$6.79	$6.95	$6.05	$5.25
Dividends paid	$-	$-	$-	$-	$-
Book value per common share	$7.25	$7.14	$7.09	$7.08	$7.19
QTD weighted average shares - basic	7,413	7,271	7,219	7,209	7,176
QTD weighted average shares - diluted	7,781	7,710	7,219	7,209	7,467
Outstanding common shares	7,413	7,412	7,222	7,211	7,207

OPERATING RATIOS (Annualized):
Return on average assets	0.54%	0.32%	0.11%	0.04%	0.34%
Return (loss) on average equity	5.27%	1.95%	-1.31%	-2.31%	2.66%
Efficiency ratio	69.80%	69.74%	71.56%	70.65%	72.47%

BALANCE SHEET DATA:
Total assets	$820,652	$806,163	$820,833	$818,410	$846,385
Total deposits	654,171	641,167	656,776	654,788	670,158
Total loans	603,633	615,105	614,522	615,936	629,516
Total securities	100,752	115,188	120,815	128,242	134,820
Total shareholders' equity	73,136	72,207	70,381	70,085	70,730
Allowance for loan losses	(16,447)	(16,018)	(15,275)	(14,364)	(14,163)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.21%	5.28%	5.34%	5.45%	5.30%
Interest-bearing liabilities	1.62%	1.67%	1.70%	1.75%	1.89%
Net interest spread	3.59%	3.61%	3.64%	3.70%	3.41%
Net interest margin	3.85%	3.88%	3.92%	3.94%	3.66%

CREDIT QUALITY:
Nonperforming assets	$24,153	$27,821	$26,525	$24,008	$33,077
QTD net chargeoffs (annualized) to QTD average loans	0.63%	0.66%	1.05%	1.62%	0.80%
Allowance for loan losses to total loans	2.72%	2.60%	2.49%	2.33%	2.25%
Nonperforming assets to total loans and OREO	3.98%	4.50%	4.30%	3.88%	5.21%
Nonperforming assets to total assets	2.94%	3.45%	3.23%	2.93%	3.91%

CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.91%	8.96%	8.57%	8.56%	8.36%
Leverage ratio	10.69%	10.41%	10.15%	9.97%	9.83%
Tier 1 risk-based capital ratio	13.88%	13.41%	13.04%	13.04%	12.67%
Total risk-based capital ratio	15.14%	14.68%	14.30%	14.30%	13.93%
Number of banking offices	14	16	16	16	16
Number of ATMs	15	17	18	18	18
Number of employees	168	169	170	172	173